ACCOUNTS RECEIVABLE (Details) - CAD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Accounts Receivable
Accrued revenue	$ 118,821	$ 102,051
Accounts receivable - trade	30,252	30,787
Allowance for doubtful accounts	(3,867)	(3,452)
Total accounts receivable, net of allowance for doubtful accounts	$ 145,206	$ 129,386